UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2020
FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2020, Matthew R. Feldman, President and Chief Executive Officer (CEO) of the Federal Home Loan Bank of Chicago (Bank), notified the Bank’s Board of Directors (Board) that he intends to retire from the Bank, effective December 31, 2020. Mr. Feldman has served as the Bank’s CEO since May 2008.

The Board of Directors has named Michael A. Ericson as President and CEO, effective upon Mr. Feldman’s retirement. Mr. Ericson, 48, is currently serving as Executive Vice President and Chief Operating Officer of the Bank, a position he has held since January 2020. Prior to that, Mr. Ericson served as Executive Vice President and Group Head, Members and Markets of the Bank starting in 2014, Senior Vice President and Chief Risk Officer of the Bank starting in July 2008, and Executive Vice President starting in December 2008. Mr. Ericson joined the Bank in January 2005 as Senior Vice President of Accounting Policy and SEC Reporting.

Compensation relating to Mr. Ericson’s service as future President and CEO is being finalized and will be disclosed by the Bank when available.

Item 7.01 Regulation FD Disclosure.

Attached to this Current Report on Form 8-K is a copy of the Bank’s letter to its members, as Exhibit 99.1, and a copy of the Bank’s press release, as Exhibit 99.2, regarding the executive management changes described herein. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Letter to Members dated August 4, 2020
99.2	Press Release dated August 4, 2020

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN BANK OF CHICAGO

Date: August 4, 2020	By: /s/ Laura M. Turnquest
Laura M. Turnquest Executive Vice President, General Counsel and Corporate Secretary